UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WORLD QUANTUM GROWTH ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

SUPPLEMENT TO PROXY STATEMENT

OF

WORLD QUANTUM GROWTH ACQUISITION CORP.

Dated February 3, 2023

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on January 23, 2023, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the extension (the “Extension” and such proposal, the “Extension Amendment Proposal”) of the time period the Company has to complete an initial business combination from February 13, 2023 to June 13, 2023 (such date, the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “board”), to elect to further extend the Extended Date by four additional months, for a total of eight months, until October 13, 2023 (the “Additional Extension Date”), and a proposal to remove from the Company’s Amended and Restated Memorandum and Articles of Association of the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in its initial public offering (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001. The purpose of the supplemental disclosures is to provide an update on the Company’s discussions with a counterparty to a potential business combination.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Sponsor Contributions to Trust Account

On February 3, 2023, World Quantum Growth Acquisition Corp. (the “Company”) issued a press release announcing that if the Extension Amendment Proposal (as defined below) is approved at the Company’s extraordinary general meeting (the “Extraordinary General Meeting”) to be held on February 8, 2023, World Quantum Growth Acquisition LLC (the “Sponsor”) has agreed to contribute (each such contribution, a “Contribution”) into the Trust Account the lesser of (x) an aggregate of $75,000 or (y) $0.03 per share for each public share that is not redeemed at the Extraordinary General Meeting for each monthly period (commencing on February 13, 2023 and ending on the 13th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until June 13, 2023 (the “Extended Date”) or October 13, 2023 (the “Additional Extended Date”), if the board determines to elect to further extend the Extended Date by four additional months, for a total of eight months. For the avoidance of doubt, the maximum aggregate Contributions to the trust account shall not exceed $300,000, based on four monthly Contributions through the Extended Date, and shall not exceed $600,000, based on eight monthly Contributions through the Additional Extended Date, if applicable.

Each monthly Contribution into the Trust Account shall take the form of a non-interest bearing, unsecured loan which will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extended Date or the Additional Extended Date, as applicable, the promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Contributions are conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. If at any time following the Extraordinary General Meeting, the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Date or the Additional Extended Date, as applicable, and that the Company shall instead liquidate, the Sponsor’s obligation to continue to make Contributions shall cease immediately upon such determination.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “would,” “seem,” “anticipates,” “seeks,” “future,” “predicts,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the proposed Contributions. These statements are based on current expectations on the date of this announcement and involve a number of risks and uncertainties that may cause actual results to differ significantly. Many actual events and circumstances are beyond the control of the Company. These forward looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to enter into definitive agreements or consummate a transaction with an initial business combination target; the amount of redemption requests made by the Company’s shareholders and the amount of funds remaining in the Trust Account after satisfaction of such requests; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On January 23, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary General Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: World Quantum Growth Acquisition Corp,, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

World Quantum Growth Acquisition Corp. Announces Proposed Sponsor Contributions to Trust Account

New York, NY, February 3, 2023 — World Quantum Growth Acquisition Corp. (the “Company”) announced today that if the Extension Amendment Proposal (as defined below) is approved at the Company’s extraordinary general meeting (the “Extraordinary General Meeting”) to be held on February 8, 2023, World Quantum Growth Acquisition LLC (the “Sponsor”) has agreed to contribute (each such contribution, a “Contribution”) into the Company’s trust account (the “Trust Account”) the lesser of (x) an aggregate of $75,000 or (y) $0.03 per share for each public share (as defined below) that is not redeemed at the Extraordinary General Meeting for each monthly period (commencing on February 13, 2023 and ending on the 13th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until June 13, 2023 (the “Extended Date”) or October 13, 2023 (the “Additional Extended Date”), if the Company’s board of directors (the “board”) determines to elect to further extend the Extended Date by four additional months, for a total of eight months. For the avoidance of doubt, the maximum aggregate Contributions to the Trust Account shall not exceed $300,000, based on four monthly Contributions through the Extended Date, and shall not exceed $600,000, based on eight monthly Contributions through the Additional Extended Date, if applicable. The funds in the Company’s Trust Account remain invested in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations.

Each monthly Contribution into the Trust Account shall take the form of a non-interest bearing, unsecured loan which will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extended Date or the Additional Extended Date, as applicable, the promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Contributions are conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. If at any time following the Extraordinary General Meeting, the the board determines that the Company will not be able to consummate an initial business combination by the Extended Date or the Additional Extended Date, as applicable, and that the Company shall instead liquidate, the Sponsor’s obligation to continue to make Contributions shall cease immediately upon such determination.

As provided in the Company’s definitive proxy statement related to the Extraordinary General Meeting (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (“SEC”) on January 23, 2023, the Company is seeking shareholder approval of, among other things, the extension (the “Extension” and such proposal, the “Extension Amendment Proposal”) of the time period the Company has to complete an initial business combination from February 13, 2023 to the Extended Date and to allow the Company, without another shareholder vote, by resolution of the board, to elect to further extend the Extended Date by four additional months, for a total of eight months, until the Additional Extension Date, and a proposal to remove from the Company’s Amended and Restated Memorandum and Articles of Association of the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in its initial public offering (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001.

Shareholders as of January 23, 2023 (the “Record Date”) can vote, even if they have sold their shares since the Record Date. Shareholders who have not yet submitted their proxies or otherwise voted are encouraged to vote as soon as possible. If any such shareholders have questions or need assistance in connection with the Meeting, please contact the Company’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing WQGA.info@investor.morrowsodali.com.

The deadline for delivery of redemption requests from the Company’s shareholders to the Company’s transfer agent is 5:00 p.m. Eastern Time on February 6, 2023 (two business days before the Extraordinary General Meeting). Shareholders who wish to withdraw their previously submitted redemption request may do so prior to the postponed Extraordinary General Meeting by requesting that the Company’s transfer agent return such shares by 5:00 p.m. Eastern Time on February 6, 2023. If any such shareholders have questions or need assistance in connection with the Meeting, please contact the Company’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing WQAGA.info@investor.morrowsodali.com.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “would,” “seem,” “anticipates,” “seeks,” “future,” “predicts,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the proposed Contributions. These statements are based on current expectations on the date of this announcement and involve a number of risks and uncertainties that may cause actual results to differ significantly. Many actual events and circumstances are beyond the control of the Company. These forward looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to enter into definitive agreements or consummate a transaction with an initial business combination target; the amount of redemption requests made by the Company’s shareholders and the amount of funds remaining in the Trust Account after satisfaction of such requests; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On January 23, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary General Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: World Quantum Growth Acquisition Corp,, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Contact

Serge Harry

info@wquantumga.com